Exhibit 99.1
QUANTA SERVICES, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _____, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints James H. Haddox and John R. Colson, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of Common Stock in Quanta Services, Inc., a Delaware corporation (“Quanta”), that the undersigned is entitled to vote at the Special Meeting of Stockholders of Quanta to be held on ______, 2007, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Joint Proxy Statement/Prospectus of Quanta and InfraSource Services, Inc. dated ______, 2007 and (2) in their discretion upon such other matters as may properly come before the meeting.
ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2.
(Continued on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
QUANTA SERVICES, INC.
_____, 2007
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â Please Detach and Mail in the Envelope Provided â
the board of directors recommends a vote “for” proposal no. 1 and proposal no. 2.
please sign, date and return promptly in the enclosed envelope. please mark your vote in blue or black ink as shown here: ☒

proposal no. 1:	Approval of the issuance of shares of Quanta common stock pursuant to the Agreement and Plan of Merger, dated as of March 18, 2007, by and among Quanta, Quanta MS Acquisition, Inc., and InfraSource Services, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

proposal no. 2:	Approval of adjournments or postponements of the Special Meeting, if necessary to solicit additional proxies.

FOR	AGAINST	ABSTAIN
☐	☐	☐
In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.
please sign, date and return this proxy card promptly. thank you!

To change the address on your account, please check the box at the right and indicate your new address in the address space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder: _________________ Date: ___________ Signature of Stockholder: _________________ Date: ___________
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in corporate name by duly authorized officer, giving full title as such and indicating full corporate name. If the signer is a partnership, please sign in partnership name by duly authorized person, giving full title as such and indicating full partnership name.

QUANTA SERVICES, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _____, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints James H. Haddox and John R. Colson, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of Limited Vote Common Stock in Quanta Services, Inc., a Delaware corporation (“Quanta”), that the undersigned is entitled to vote at the Special Meeting of Stockholders of Quanta to be held on ______, 2007, and at any adjournment or postponement thereof, (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Joint Proxy Statement/Prospectus of Quanta and InfraSource Services, Inc. dated ______, 2007 and (2) in their discretion upon such other matters as may properly come before the meeting.
ALL SHARES OF LIMITED VOTE COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2.
(Continued on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
QUANTA SERVICES, INC.
_____, 2007
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â Please Detach and Mail in the Envelope Provided â
the board of directors recommends a vote “for” proposal no. 1 and proposal no. 2 please sign, date and return promptly in the enclosed envelope. please mark your vote in blue or black ink as shown here: ☒

Proposal No. 1:	Approval of the issuance of shares of Quanta common stock pursuant to the Agreement and Plan of Merger, dated as of March 18, 2007, by and among Quanta, Quanta MS Acquisition, Inc., and InfraSource Services, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 2:	Approval of adjournments or postponements of the Special Meeting, if necessary to solicit additional proxies.

FOR	AGAINST	ABSTAIN
☐	☐	☐
In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.
please sign, date and return this proxy card promptly. thank you!

To change the address on your account, please check the box at the right and indicate your new address in the address space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder: _________________ Date: ___________ Signature of Stockholder: _________________ Date: ___________
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in corporate name by duly authorized officer, giving full title as such and indicating full corporate name. If the signer is a partnership, please sign in partnership name by duly authorized person, giving full title as such and indicating full partnership name.